UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

UNITED HEALTH PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27781	84-1517723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Fellowship Road, Suite #D-406 Mt. Laurel, NJ 08054
(Address of Principal Executive Offices) (Zip Code)

(475) 755-1005

Registrant’s telephone number, including area code

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported by United Health Products, Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2022, the Company entered into a Common Stock Purchase Agreement dated September 1, 2022 (the “CSPA”) with White Lion Capital, LLC (“White Lion”). The Company later reported an amendment to the CSPA in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2023.

On June 20, 2024, the Company and White Lion further amended the CSPA (the “Second Amendment”) to provide that the purchase price to be paid by White Lion for shares of the Company’s common stock pursuant to the CSPA equals the lower of: (i) 93% of the volume-weighted average price of the Company’s common stock during a period of five consecutive trading days following the Company’s exercise of its right to sell shares (or 95% of that volume-weighted average price if the Company’s common stock is trading on a national exchange), or (ii) the closing price of the common stock on the day the Company exercises its right to sell shares, subject to a floor price of $0.25 per share. The Second Amendment further provides that if the Company issues a share price purchase notice at a time that the Company’s common stock is trading below the floor price and White Lion waives the floor price condition, the purchase price to be paid by White Lion for such shares shall equal 90% multiplied by the lower of the (i) three lowest volume-weighted average price of the Company’s common stock during a period of five consecutive trading days following the Company’s exercise of its right to sell shares, or (ii) most recent closing price of the Company’s common stock prior to White Lion’s receipt of a share price purchase notice.

Except as set forth in the Second Amendment, all other terms, conditions, and provisions of the CSPA, remain in full force and effect.

The foregoing summary of the material terms of the Second Amendment are qualified entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 2 to Common Stock Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Health Products, Inc.

Dated: June 25, 2024	By:	/s/ Brian Thom
Brian Thom
Chief Executive Officer

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